Exhibit 99.2

Ashford Inc. (NYSE American: AINC) Braemar Hotels & Resorts (NYSE: BHR) Enhanced Return Funding Program (“ERFP”) & Braemar Hotels & Resorts Acquisition of Ritz-Carlton Lake Tahoe Investor Presentation – January 2019

Ashford Inc. Braemar Hotels & Resorts Safe Harbor In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will," "may," "anticipate," "estimate," "should," “could," "expect," "believe," "intend," "potential," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; the degree and nature of our competition; and the receipt of consent from Ashford Inc.’s lenders to the Enhanced Return Funding Program. These and other risk factors are more fully discussed in each company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by purchase price. A capitalization rate is determined by dividing a property's net operating income by purchase price. Net operating income is a property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts, Inc., Ashford Inc., or any of their respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Enhanced Return Funding Program Investor Presentation – January 2019 Page 2

Ashford Inc. Braemar Hotels & Resorts Management Team J. ROBISON HAYS Co-President & Chief Strategy Officer Ashford Inc. RICHARD J. STOCKTON Chief Executive Officer & President Braemar Hotels & Resorts  13 years of hospitality experience 13 years with Ashford 3 years of M&A experience at Dresser Inc. & Merrill Lynch Princeton University, AB     20 years of hospitality experience 2 years with the Company 15 years with Morgan Stanley Cornell School of Hotel Administration, BS University of Pennsylvania MBA     Enhanced Return Funding Program Investor Presentation – January 2019 Page 3

Ashford Inc. Braemar Hotels & Resorts Enhanced Return Funding Program Overview Enhanced Return Funding Program Investor Presentation – January 2019 Page 4

Ashford Inc. Braemar Hotels & Resorts Enhanced Return Funding Program Designed to produce strong hotel returns at BHR and strong fee growth at AINC $50 million ERFP commitment from AINC may  18% reduction in BHR equity for acquisitions enable BHR to acquire up to $500 million of new hotels  Structured to add 100 to 200 basis points to potential unleveraged returns of BHR hotel acquisitions  Strong potential returns to AINC with 35%+ 5-year Initial $500M Program Capacity IRRs and 50%+ year one cash-on-cash yields(1)  AINC estimates an incremental $0.55 to $0.65 per share of Adjusted Net Income per Share in year one for every $10 million of ERFP investments it makes(2)  Replacement of and improvement upon previously executed “key money” investment program Enhanced Return Funding Program Investor Presentation – January 2019 (1) See assumptions on page 11 (2) Assumes ERFP funding within the first year post-acquisition by BHR Page 5 $50M ERFP Allocation(2) $225M BHR Equity $225M Mortgage Debt

Ashford Inc. Braemar Hotels & Resorts

Program Structure / Terms[1]

Agreement structured to be a win / win for AINC and BHR shareholders

- **$50 million ERFP commitment** from AINC with ability to upsize to $100 million by mutual consent
- **Initial 2-year term** with 1-year renewals
- **ERFP programmatically sized at 10%** of disclosed purchase price of new BHR asset acquisitions
- **ERFP funding anticipated to occur on all new BHR hotel acquisitions**[2]
- Funding comes in the form of purchased furniture, fixture & equipment (FF&E) by AINC for use at newly acquired or existing BHR hotels
- ERFP agreement includes amendments to advisory agreement





Improves on successfully implemented "Key Money" concept[3]

ERFP is programmatic, sizable, and repeatable

(1) Terms of the agreement are available in 8-Ks that have been filed by both AINC and BHR with the SEC
(2) Assumes AINC has available cash of $15 million post-proposed ERFP funding and the acquisition is an eligible one (see ERFP agreement for terms of eligibility)
(3) Key money concept previously implemented at Bardessono

Enhanced Return Funding Program Investor Presentation – January 2019
Page 6

Ashford Inc. Braemar Hotels & Resorts ERFP Benefits to Braemar Enhanced Return Funding Program Investor Presentation – January 2019 Page 7

Ashford Inc. Braemar Hotels & Resorts Ritz-Carlton Lake Tahoe Acquisition Highlights High quality, well-branded resort located in Truckee, CA Fee simple ownership of 170-room hotel with over 37,000 square feet of flexible indoor/outdoor meeting space   T12 operating stats through Dec 2018: Occupancy 65% / ADR $572 / RevPAR $371  Ski-in/ski-out location on Northstar Ski Mountain with concierge services and an active Après ski experience  Six operated F&B outlets and a 17,000 square foot full-service spa  Excellent physical condition with over $18 million spent for capital improvements during the past few years  Non-union labor Enhanced Return Funding Program Investor Presentation – January 2019 Page 8

Ashford Inc. Braemar Hotels & Resorts

ERFP Enhances Acquisition of Ritz-Carlton Lake Tahoe

ERFP enhances potential returns of BHR's latest acquisition

- BHR to acquire asset for $103.3m or **$93m after $10.3m of committed AINC ERFP**
- **Effective TTM NOI Cap Rate on acquisition increases due to ERFP funding to 8.0% from 7.2%**[1]
- **Effectively reduces BHR equity contribution by 21%** on Ritz-Carlton Lake Tahoe acquisition ($39.0 million vs. $49.3 million)[2]
- **Improves forecasted 5-year unleveraged returns to BHR shareholders on Ritz-Carlton Lake Tahoe acquisition by 200 basis points**[2]
- **Forecasted 5-year leveraged returns improve by 20%** when including ERFP funding[1]

Forecasted 5-Year Unleveraged IRR on Ritz-Carlton Lake Tahoe w/ and w/o ERFP[1]


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Projected IRR
20% increase in potential BHR acquisition equity returns
10.0%
12.0%
2.0%
10.0%
10.0%
Base IRR
Base IRR + ERFP
Base IRR
ERFP

Enhanced Return Funding Program
Investor Presentation – January 2019

(1) Assumes 10% ERFP funding occurs within the first year post acquisition by BHR
(2) Assumes property-level mortgage financing of $54 million and funding of ERFP at end of year one

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Ashford Inc. Braemar Hotels & Resorts ERFP Benefits to Ashford Inc. Enhanced Return Funding Program Investor Presentation – January 2019 Page 10

Ashford Inc. Braemar Hotels & Resorts

Attractive Potential Returns to AINC

$500M of incremental hotel acquisitions drive attractive fee streams

- **Targeting 35%+ IRRs to AINC** on ERFP investments[1]
- **Targeting 50%+ cash-on-cash returns to AINC** when combining tax benefits and increased fees[2]
- Initial Ritz-Carlton Lake Tahoe ERFP investment **estimated to add $0.55 to $0.65 to AINC's Adjusted Net Income per Share in the first year**[3]
- **Additional profitability potential** with future AINC products & services companies
- Updated base fee calculation adds additional **downside protection to AINC's fee streams** in event that BHR sells assets

EBITDA Source	Estimated Range of Incremental EBITDA (*Basis Points Of Purchase Price*)		
Base Advisory Fees [4]	46 bps	to	60 bps
Incentive Fees [5]	0 bps	to	17 bps
Project Management Fees [6]	13 bps	to	25 bps
Other Products & Services [7]	8 bps	to	20 bps
5-Year IRR to AINC [1]			*37%*
Year 1 Cash-on Cash Return to AINC [2]			*50%+*

Footnotes & Assumptions

[1] Targeted IRRs are estimated five year leveraged returns with 50% ERFP funding from credit facility at L+300, incremental EBITDA of 94.5 bps of purchase price, 5-year exit multiple of 10x incremental EBITDA, and funding of ERFP occurs at end of year one

[2] Assumes 50% ERFP funding from credit facility at L+300, incremental EBITDA of 94.5 bps of purchase price, expensing/accelerated depreciation of FF&E purchases, and a 21% federal income tax rate

[3] Assumes ERFP funding within the first year post-acquisition by BHR

[4] Based on 70 bps on asset value (65% to 85% incremental margin)

[5] Range of 0% to 25% of BHR TSR outperform vs. peers, assuming 40% equity on asset, amortized over 3 years

[6] Based on 9.5% of annual capex spend

[7] Includes J&S Audio Visual, Pure, Lismore Capital, OpenKey & RED Hospitality estimates

Enhanced Return Funding Program
Investor Presentation – January 2019

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Ashford Inc. Braemar Hotels & Resorts Attractive Potential Returns to AINC Theoretical example using midpoints of EBITDA range(1) shows 35%+ returns Enhanced Return Funding Program Investor Presentation – January 2019 Page 12 (1) Refers to incremental EBITDA range from page 11 Sensitivity of 5-Year Leveraged IRR on Terminal Value Multiple: Terminal EBITDA Multiple5-Year Leveraged IRR % 8.023% 9.030% 10.036% 11.041% 12.045% Example of a Potential AINC ERFP Investment - 5-Year Leveraged IRR BHR Asset Purchase Price$100.0 Year 1Year 2Year 3Year 4Year 5 ERFP (10% of Purchase Price Funded End of Year 1)($10.0) Tax Savings Via FF&E Expensing @ 21% Rate$2.1 Base Advisory Fee EBITDA (Midpoint of 53 bps) $0.5 $0.5 $0.5 $0.5 $0.5 Incentive Fee EBITDA (Midpoint of 8.5 bps) $0.1 $0.1 $0.1 $0.1 $0.1 Project Management EBITDA (Midpoint of 19 bps) $0.2 $0.2 $0.2 $0.2 $0.2 Other Products & Services (Midpoint of 14 bps) $0.1 $0.1 $0.1 $0.1 $0.1 Incremental Taxes on EBITDA @ 24% ($0.2) ($0.2) ($0.2) ($0.2) ($0.2) Debt Funding / Payoff $5.0 ($5.0) Interest Expense at 5.5% Annual Rate (Libor +300 bps) ($0.3) ($0.3) ($0.3) ($0.3) Terminal Value (10x Year 5 EBITDA) $9.5 Net Cash Flow($2.2)$0.4$0.4$0.4$4.9 5-Year Leveraged IRR36%

Ashford Inc. Braemar Hotels & Resorts Conclusion Enhanced Return Funding Program Investor Presentation – January 2019 Page 13

Ashford Inc. Braemar Hotels & Resorts ERFP Summary & Conclusion Strong alignment of AINC and BHR for mutually beneficial growth  Structured to add 100 to 200 basis points to unleveraged returns on BHR hotel acquisitions  Strong potential returns to AINC with 35%+ 5-year IRRs and 50%+ year one cash-on-cash Enhanced Return Funding Program yields(1)  Repeatable implementation of sizable $50 million ERFP and its programmatic 10% of purchase price structure has the potential to drive growth across both platforms  Potential for a “Virtuous Cycle” of mutually beneficial growth Enhanced Return Funding Program Investor Presentation – January 2019 (1) See assumptions on page 11 Page 14

Ashford Inc. (NYSE American: AINC) Braemar Hotels & Resorts (NYSE: BHR) Enhanced Return Funding Program (“ERFP”) & Braemar Hotels & Resorts Acquisition of Ritz-Carlton Lake Tahoe Investor Presentation – January 2019